EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)        November 14, 2002
                                                --------------------------------


                        Morgan Stanley ABS Capital I Inc.
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             (Exact name of registrant as specified in its charter)



Delaware                         333-65702                        13-3939229
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(State or other jurisdiction     (Commission File Number)      (I.R.S. Employer
of incorporation)                                            Identification No.)



1585 Broadway, New York, New York                                    10036
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(Address of principal executive offices)                            (Zip Code)

Registrant's telephone number, including area code (212) 296-7000
                                                   -----------------------------

                                 Not applicable
       -------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

ITEM 5.       Other Events

            Attached as exhibits are Collateral Term Sheets and Structural Term Sheets, (as defined in the no-action letter issued by the staff of the Securities and Exchange Commission on February 17, 1995, to the Public Securities Association) furnished to the Registrant by Morgan Stanley & Co. Incorporated (the "Underwriter") in respect of the Registrant's proposed offering of Morgan Stanley ABS Capital I Inc. Trust 2002-HE3, Mortgage Pass-Through Certificates, Series 2002-HE3 (the "Certificates").

            The Certificates will be offered pursuant to a Prospectus and related Prospectus Supplement (together, the "Prospectus"), which will be filed with the Commission pursuant to Rule 424 under the Securities Act of 1933, as amended (the "Act"). The Certificates will be registered pursuant to the Act under the Registrant's Registration Statement on Form S-3 (No. 333-65702) (the "Registration Statement"). The Registrant hereby incorporates the Collateral Term Sheets by reference in the Registration Statement.

            The Collateral Term Sheets and Structural Term Sheets were prepared solely by the Underwriter, and the Registrant did not prepare or participate in the preparation of the Collateral Term Sheets and Structural Term Sheets.

            Any statement or information contained in the Collateral Term Sheets and Structural Term Sheets shall be deemed to be modified or superseded for purposes of the Prospectus and the Registration Statement by statements or information contained in the Prospectus.

ITEM 7.     Financial Statements and Exhibits

            (c) Exhibits

            Item 601(a)
            of Regulation S-K
            Exhibit No.                         Description
            -----------                         -----------
            (99.1)                              Collateral Term Sheets
                                                prepared by Morgan Stanley &
                                                Co. Incorporated in
                                                connection with Morgan
                                                Stanley ABS Capital I Inc.
                                                Trust 2002-HE3, Mortgage
                                                Pass-Through Certificates,
                                                Series 2002-HE3.


            (99.2)                              Structural Term Sheets
                                                prepared by Morgan Stanley &
                                                Co. Incorporated in
                                                connection with Morgan
                                                Stanley ABS Capital I Inc.
                                                Trust 2002-HE3, Mortgage
                                                Pass-Through Certificates,
                                                Series 2002-HE3.

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          MORGAN STANLEY ABS CAPITAL I
                                          INC.



Date:  November 18, 2002
                                          By:  /s/ Cecilia Tarrant
                                              ----------------------------------
                                              Name:     Cecilia Tarrant
                                              Title:    Vice President

                                INDEX TO EXHIBITS



                                                                  Paper (P) or
Exhibit No.             Description                               Electronic (E)
-----------             -----------                               --------------
(99.1)                  Collateral Term Sheets                          (E)
                        prepared by Morgan Stanley & Co.
                        Incorporated in connection with Morgan
                        Stanley ABS Capital I Inc. Trust
                        2002-HE3, Mortgage Pass-Through
                        Certificates, Series 2002-HE3.

(99.2)                  Structural Term Sheets                          (E)
                        prepared by Morgan Stanley & Co.
                        Incorporated in connection with Morgan
                        Stanley ABS Capital I Inc. Trust
                        2002-HE3, Mortgage Pass-Through
                        Certificates, Series 2002-HE3.